                                                                   EXHIBIT 10.22

                                   ASSIGNMENT
                                   ----------


     WHEREAS, Cleartel Communications, Inc. (Assignor), a District of Columbia corporation, located and doing business at 1232 22/nd/ Street, N.W., Washington, D.C. 20037, is the owner of the following trademarks and U.S. registrations therefore:

     TRADEMARK                      APPLN/REG. NO.          FILING/REG. DATE
     ---------                      --------------          -----------------
     INTERNET SERVICE FOR
     THE 21ST CENTURY               75/422,964             January 23, 1998

     LANJACK                        75/389,573             November 13, 1997

     OVERVOICE                      75/298,311             May 27, 1997

     TELEFARE                        1,833,488             April 26, 1994

     THE WAIT IS OVER               75/423,436             January 23, 1998

(hereinafter referred to an "Assignors' Marks"); and

     WHEREAS, CAIS, Inc., (Assignee) a Virginia corporation, located and doing business at 1232 22nd Street, N.W., Washington, D.C. 20037 is desirous of acquiring Assignor's Marks;

     NOW, THEREFOR, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby sell, assign, set over and transfer to Assignee, the entire right, title and interest in and to Assignor's Marks and any and all U.S. Applications and Registrations as set forth herein, together with the whole of the goodwill of the business pertaining thereto, the rights of the Assignor to be held and enjoyed by Assignee for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives, at common law and/or to the end of the term or terms for which registration of the Assignor's Marks may be granted or renewed, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all claims for damages by reason of past infringement of the Assignor's Marks with the right to sue for and collect the same for its own use and benefit, and for the use and on behalf of its successors, assigns or other legal representatives.

IN TESTIMONY WHEREOF, Assignor has caused its name to be assigned and its seal
affixed, by its duly authorized officer, this    9th   day of     February
                                              --------        -----------------
, 1999.

                              Cleartel Communications, Inc.

                              By:   /s/ Ulysses G. Auger, II
                                  ----------------------------------------------
                                    Signature

                                     Ulysses G. Auger, II
                                ------------------------------------------------
                                    Typed Name

                                     President
                                ------------------------------------------------
                                    Title
I.D.:  JCH/dls
Folio:  9580/T25933US0
Date: